SCUDDER [LOGO]

Scudder Emerging Markets
Growth Fund

Supplement to Prospectus
Dated March 1, 1998

Until February 28, 1999, the Fund's investment adviser, Scudder Kemper Investments, Inc., has agreed to maintain expenses to the extent necessary so that total expenses of the Fund do not exceed 2.25% of average daily net assets of the Fund.

September 1, 1998